THRIVENT VARIABLE ANNUITY ACCOUNT I
Thrivent Retirement Choice Variable Annuity
Thrivent AdvisorFlex Variable Annuity
Prospectus Supplement dated May 5, 2026
to the Statutory, Initial Summary, and Updating Summary Prospectuses dated April 30, 2026
This Supplement to your prospectus outlines changes to an investment option under your individual annuity contract. All other provisions outlined in your variable annuity prospectuses, as supplemented, remain unchanged.
Effective May 5, 2026, the following American Funds Insurance Series portfolio was renamed as follows:
Former Portfolio Name	New Portfolio Name
American Funds IS® International	American Funds IS® EUPAC
Please include this Supplement with your Statutory Prospectus or Summary Prospectus.
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